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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2004


                                  PALIGENT INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                        0-21134                   04-2893483
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                        Identification Number)

                               10 EAST 53RD STREET
                               NEW YORK, NY 10022

              (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 453-3111



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 15, 2004, the Registrant engaged Rothstein, Kass & Company, P.C. as the independent accountants of the Registrant. During the two most recent years ended December 31, 2002, and the subsequent interim period through the date of this Form 8-K, the Registrant did not consult with Rothstein, Kass & Company, P.C. regarding any of the matters set forth in Item 304 (a) (2) (i) and
(ii) of Regulation S-K.




ITEM 5.  OTHER EVENTS.

     On January 16, 2004, the Registrant relocated its principal executive offices to 10 East 53rd Street, New York, New York 10022.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, and in the capacity indicated.


                                   PALIGENT INC.
                                   (Registrant)


Date: January 20, 2004             By: /s/ Salvatore A. Bucci
                                      ---------------------------------
                                   Name:   Salvatore A. Bucci
                                   Title:  President and Chief Executive Officer